Cost of goods sold and services rendered	12 Months Ended
Mar. 31, 2019
Disclosure Of Cost of Goods Sold And Services Rendered [Abstract]
Cost of goods sold and services rendered [text block]
24.	Cost of goods sold and services rendered

Cost of goods sold and services rendered information is presented before any depreciation or amortization that is direct and attributable to revenue sources. The Group’s asset base deployed in the business is not easily split into a component that is directly attributable to a business and a component that is common / indirect to all the businesses. Since a gross profit number without depreciation and amortization does not necessarily meet the objective of such a disclosure, the Group has not disclosed gross profit numbers but disclosed all expenses, direct and indirect, in a homogenous group leading directly from revenue to operating income.